ING Life Insurance and Annuity Company
and its Variable Annuity Account C

ING express Variable Annuity

Supplement dated June 14, 2010 to the Contract Prospectus
dated April 30, 2010, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current variable annuity
Contract Prospectus for future reference.

1.	Effective June 1, 2010, the name of the subadviser for the ING Van Kampen Comstock Portfolio and ING Van
Kampen Equity and Income Portfolio changed from Morgan Stanley Investment Management, Inc. (d/b/a Van
Kampen) to Invesco Advisors, Inc.
2.	Effective June 1, 2010, the information for the funds referenced above appearing in the Contract Prospectus under Appendix I–Description of Underlying Funds, is hereby deleted and replaced with the following:
Fund Name and
	Investment Adviser/Subadviser	Investment Objective(s)
	ING Partners, Inc. – ING Van Kampen Comstock	Seeks capital growth and income.
Portfolio
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.
	ING Partners, Inc. – ING Van Kampen Equity	Seeks total return, consisting of long-term capital
	and Income Portfolio	appreciation and current income.
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers,
LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.129091-10		June 2010